UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 13, 2004
              ----------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
   ---------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                       0-16668                 22-2866913
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(State or other jurisdiction     (SEC Commission            (IRS Employer
     of incorporation)               File No.)             Identification
                                                              Number)

838 Market Street, Wilmington, Delaware                        19899
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On December 13, 2004, the Registrant announced that Mr. Stephen A. Fowle has been appointed as the Registrant's Chief Financial Officer, effective January 3, 2005.

         Mr. Fowle, age 39, was most recently the Chief Financial Officer at Third Federal Savings and Loan Association of Cleveland, MHC in Cleveland, Ohio, where he was employed from 2000 to 2004. Prior to working for Third Federal, Mr. Fowle was Vice President of Corporate Finance at Robert W. Baird & Co. Incorporated in Milwaukee, Wisconsin, where he was employed from 1994 to 2000.

         For further details, reference is made to the Press Release dated December 13, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 9.01   Financial Statements, Pro Forma Financial
            Information and Exhibits
            ------------------------

         (c) Exhibits:

             99       Press Release dated December 13, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      WSFS FINANCIAL CORPORATION


Date: December 15, 2004               By   /s/ Marvin N. Schoenhals
                                           -------------------------------------
                                           Marvin N. Schoenhals
                                           President and Chief Executive Officer